UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21700
Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-913-981-1020
Date of fiscal year end: November 30
Date of reporting period: May 31, 2006

Item 1. Reports to Stockholders.

Tortoise North American Energy Corp.

Yield

Growth

Quality

2006 Semi-Annual Report

May 31, 2006

"...Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance
•	A non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets
•	Objectives: Yield, Growth, Quality
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are currently more than 60 energy RITs.
About Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise North America invests primarily in publicly traded Canadian RITs and United States MLPs with an emphasis on stable, fee-based midstream and downstream businesses in the North American energy sector.
Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Tortoise North America Versus a Direct Investment in RITs and MLPs
Tortoise North America provides its stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. A direct investment in Tortoise North America offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred with a low correlation to stocks and bonds.
Additional features of Tortoise North America include:
•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and
•	The ability to access investment grade credit markets to enhance the dividend rate.

July 14, 2006
Dear Fellow Stockholders,
We are pleased to submit the Tortoise North American Energy Corp. (Tortoise North America) report for the quarter ended May 31, 2006.
For the quarter ended May 31, 2006, we declared a $0.33 per share dividend. In addition, we have accumulated a foreign source income tax credit for the income tax withheld during the quarter in Canada of approximately $0.04 per share.
Investment Review
In April, we completed a $40 million offering of Auction Rate Senior Notes, repaid our revolving line of credit and invested the remaining proceeds. Subsequent to quarter-end we issued $15 million Money Market Preferred Shares (“MMP Shares”). Currently we have invested approximately $10.6 million of the proceeds from the MMP Share offering.
Consistent with our plan, 25 percent of our portfolio is invested in U.S. MLPs, 22 percent in other U.S. energy infrastructure investments and 53 percent in Canadian RITs.
Overview and Investment Outlook
Canadian Royalty and Income Trusts (RITs)
We invest primarily in the pipeline and midstream portion of Canada’s energy infrastructure sector, where we believe income trusts play a crucial role in the expansion of their country’s energy infrastructure. Over the next several years, producers expect to spend over $100 billion to more than double the current oil production from the oil sands in Western Canada. Energy infrastructure will also have to be built to transport the increased volumes. We expect pipeline trusts we invest in to benefit from this growth.
In addition to oil sands production, natural gas drilling activities remain strong in Western Canada. Over 75 percent of natural gas processing plants are currently owned by producers. As these producers focus more on drilling activities, it is likely they will divest energy infrastructure assets to fund capital expenditure programs. The midstream trusts that we invest in are the natural buyers of these assets, similar to the development of MLPs through acquisition of assets from major oil and gas producers in the U.S.
MLPs
The MLP market continues to grow and produce strong results with MLP market capitalization of approximately $76 billion at May 31, 2006. MLP companies reported strong results in the first quarter of 2006, resulting from internal growth projects, prior acquisitions, and a natural increase in demand.
Between 2006 and 2008, MLPs are expected to invest more than $13 billion on internal growth projects such as construction of new pipelines and storage tanks, as well as expanding existing facilities. The financing of these projects through debt and equity offerings could create some short-term price volatility as investors digest the increased supply of offerings. Over the long-term we expect these projects to lead to increased growth of our dividends.
2006 Semi-Annual	1

Acquisition activity remains strong in 2006 with over $5 billion of mainly natural gas assets entering the MLP sector. We believe acquisitions will also drive future distribution growth since MLPs currently own 50 percent or less of the refined product, crude oil, and natural gas assets in the United States.
MLP revenue is primarily based upon volumes, which are also expected to increase. The Energy Information Administration projects an average annual growth rate of 1 percent for natural gas and petroleum over the next 25 years. We expect project, acquisition and volume growth of at least 4 percent per annum. We continue to monitor how rising interest rates may impact borrowing costs, and high oil and natural gas prices may impact demand.
Conclusion
The midstream and downstream North American energy sectors connect valuable on-continent reserve basins to end markets. Given continued political unrest in the Middle East, we believe the stability and interconnectivity of the North American energy complex is increasingly important. We believe our strategy of investing in energy infrastructure assets that connect growing Canadian sources of energy to U.S. markets should provide patient investors with relatively high, stable and tax-friendly dividend yields, as well as capital appreciation.
Thank you for entrusting us with your investment. As always, we will strive to deliver a rewarding return.
Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

...Steady Wins™
2	Tortoise North American Energy Corp.

Summary Financial Information
Six Months Ended May 31, 2006
Market value per share	$21.90
Net asset value per share	25.44
Total net assets	117,332,877
Net unrealized appreciation of investments	7,601,913
Net investment income	1,351,627
Total realized gain	980,089
Total return (based on market value)	(10.06)%
Net operating expenses before leverage costs as a percent of average total assets(1)	1.27%
Distributable cash flow as a percent of average net assets(2)	4.88%

(1)	Annualized.
(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
May 31, 2006
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	United States	Canada	Total Market Value

Crude/Refined Products Pipelines	$51,661,296	$13,268,890	$64,930,186
Natural Gas Gathering/Processing	10,100,834	25,781,172	35,882,006
Natural Gas/Natural Gas Liquid Pipelines	10,904,519	18,151,590	29,056,109
Oil and Gas Royalty Trusts	—	21,152,738	21,152,738
Electric Generation/Services	2,001,250	8,283,424	10,284,674
Shipping	1,557,648	—	1,557,648
Propane Distribution	684,129	—	684,129
Cash Equivalents	158,478	185	158,663

Total Investment Portfolio	$77,068,154	$86,637,999	$163,706,153

2006 Semi-Annual	3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
	Period from October 31, 2005 through	2006
	November 30, 2005	Q1(1)	Q2(1)

Total Distributions Received from Investments
Distributions received from master limited partnerships	$—	$451	$679
Dividends paid in stock	—	316	418
Dividends from common stock	—	—	27
Distributions received from Canadian trusts	—	429	1,298
Short-term interest and dividend Income	265	424	371
Foreign tax withheld	—	(65)	(195)

Total from investments	265	1,555	2,598

Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	70	210	287
Other operating expenses	117	202	163

	187	412	450

Distributable cash flow before leverage costs and current taxes	78	1,143	2,148
Leverage costs(2)	—	15	502
Current income tax expense	—	12	1

Distributable Cash Flow	$78	$1,116	$1,645

Dividends paid on common stock	$—	$1,199	$1,522
Dividends paid on common stock per share	—	0.26	0.33
Payout percentage for period(3)	—	100.4%	92.5%
Total assets, end of period	151,518	136,175	167,486
Average total assets during period(4)	—	117,772	154,185
Leverage (senior notes and short-term credit facility)	—	15,835	46,650
Leverage as a percent of total assets	—	11.63%	27.85%
Net unrealized appreciation, end of period	1,192	5,683	8,470
Net assets, end of period	110,451	115,457	117,333
Average net assets during period(5)	—	112,397	114,428
Net asset value per common share	23.95	25.03	25.44
Market value per common share	25.00	22.73	21.90
Shares outstanding	4,613	4,613	4,613

4	Tortoise North American Energy Corp.

	Period from October 31, 2005 through	2006
	November 30, 2005	Q1(1)	Q2(1)

Selected Operating Ratios(6)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	—	5.35%	6.69%
Operating expenses before leverage costs and current taxes	—	1.42%	1.16%
Distributable cash flow before leverage costs and current taxes	—	3.94%	5.53%
As a Percent of Average Net Assets
Distributable cash flow	—	4.03%	5.70%
(1)	Q1 is the period from December 1, 2005 through February 28, 2006. Q2 is the period from March 1, 2006 through May 31, 2006.
(2)	Leverage costs include interest expense, auction agent fees and interest rate swap expense.
(3)	Dividends paid as a percentage of Distributable Cash Flow ("DCF"). Q1 includes DCF of $78,000 from commencement of operations through November 30, 2005.
(4)	Computed by averaging month-end values within each period.
(5)	Computed by averaging daily values for the period.
(6)	Annualized.
2006 Semi-Annual	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America looks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The U.S. imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to shareholders. Tortoise North America seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are not subject to taxation applicable to most corporate entities. Tortoise North America is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies.
6	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply our income and distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 4 and 5 and are discussed in more detail below.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow, once fully invested, on an annualized basis.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our expected cash distributions from investments, our expectation for its growth rate, and its risk relative to other potential investments.
As reflected in the key financial data table, total distributions received from investments for the quarter ended May 31, 2006 was approximately $2.6 million, representing a 67 percent increase as compared to 1st quarter 2006. This change reflects the first full quarter of earnings on the IPO net proceeds and partial quarter earnings on the investment of the $40 million auction rate senior notes issued in April. Additionally, total distributions reflect earnings from the investment of $6.7 million from our line of credit. The short-term credit facility is discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between total distributions received from investments as reported in the DCF calculation and total investment income as reported in the statement of operations, is reconciled as follows: (1) the statement of operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs and RITs on their ex-dates, whereas the DCF calculation, in order to fund cash dividends to stockholders, reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income; and (3) investment income in the key financial data table includes the value of dividends paid-in-kind (additional stock) rather than cash.
Total distributions received from investments represented 6.69 percent of average total assets for the 2nd quarter 2006, as compared to 5.35 percent for 1st quarter 2006. This change reflects the impact of earnings as mentioned above in the numerator of this calculation, as well as a substantial increase in our average total assets from leverage issuance and increasing market value of our investments in the denominator.
2006 Semi-Annual	7

Management’s Discussion
(Continued)
During the quarter, we entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of a significant portion of our expected Canadian dividends. Details of the currency contracts are disclosed in Note 12 of our Notes to Financial Statements.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. The net operating expenses before leverage costs for 2nd quarter 2006 increased $38,000 as compared to 1st quarter 2006, a result of increased total average assets of $36.4 million from quarter to quarter increasing the advisory fee. Other operating expenses decreased 19.3 percent as compared to 1st quarter 2006. This decrease reflects lower variable costs and general operating efficiencies realized during the period. On a percentage basis, net operating expenses before leverage costs were an annualized 1.16 percent of average total assets for the 2nd quarter 2006, as compared to 1.42 percent for 1st quarter 2006.
Leverage costs currently consist of four major components: (1) the direct interest expense on our Tortoise Notes, which will vary from period to period as they have a variable rate of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) interest expense relating to our temporary line of credit. In addition, the variable rate dividends paid on the preferred shares issued subsequent to quarter-end will be included in the cost of leverage in future periods. As disclosed in Note 11, we have entered into interest rate swap agreements relating to the $40 million Tortoise Notes, converting our variable rate obligation to a fixed rate obligation for the term of the swap agreements. The all-in weighted average cost of $40 million in debt will be 5.44 percent once all the contracts have commenced settlements in April, 2007.
As indicated in Note 11, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our statement of operations as a realized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or loss when the fixed rate exceeds the LIBOR rate (Tortoise North America pays U.S. Bank the net difference).
Under the terms of the Tortoise Notes, the rate is determined by auction every 28 days. The spread between the winning auction rate and LIBOR is a variable component of total leverage costs. When the spread is negative (auction rate is less than LIBOR) total leverage costs are less than our fixed rate, with the opposite true if the spread is positive. To date, our spread to LIBOR has been between a negative 6 basis points (-0.06 percent) and negative 4 basis points (-0.04 percent).
Leverage costs were $502,000 in 2nd quarter 2006, as compared to $15,000 in 1st quarter 2006, due to the issuance of the $40 million auction rate notes, the partial commencement of settlements on our interest rate swap contracts and the utilization of our temporary credit facility.
Distributable Cash Flow
For the quarter ended May 31, 2006, our distributable cash flow was approximately $1.6 million, an increase of 47 percent from 1st quarter 2006. The substantial increase in DCF was the result of the changes in income and expenses discussed above. We declared a dividend of $1.5 million, representing 93 percent of available distributable cash flow. On a per share basis, the fund declared a $0.33 dividend on May 12, 2006. This dividend should not be annualized to calculate a run-rate, as it does not reflect the total issuance and investment of anticipated leverage.
8	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Taxation of our Distributions
We expect that any taxable distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
We expect that the dividend distributions attributable to the RIT equity securities will be treated as qualified dividend income.
Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Liquidity and Capital Resources
Tortoise North America had total assets of $167 million at quarter-end. Our total assets reflect primarily the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and dividends receivable, other receivables, and any expenses that may have been prepaid from time to time. During the quarter, total assets increased $31 million from $136 million to $167 million. This growth was the result primarily of the $30 million net increase in leverage.
As a result of the issuance of Tortoise Notes and the partial utilization of our short-term credit facility, our total leverage outstanding as of the quarter ended May 31, 2006, was $46.7 million, or 27.9 percent of total assets. Subsequent to quarter-end, we issued $15 million of Money Market Preferred Shares. Upon issuance of these shares, we repayed the credit facility and have begun to invest the remaining proceeds. Our long-term target for leverage is approximately 33 percent of total assets.
Our leverage strategy involves borrowing at costs that are less than the total return we expect from our investments, thereby increasing shareholder value.
2006 Semi-Annual	9

Schedule of Investments  (Unaudited)
	May 31, 2006

	Shares	Value

Canadian Trusts — 73.8%(1)
Crude/Refined Products Pipeline — 11.3%(1)
Pembina Pipeline Income Fund (CAD)	899,100	$13,268,890

Electric Generation/Services — 7.0%(1)
Boralex Power Income Fund (CAD)	193,800	1,858,621
Innergex Power Income Fund (CAD)	290,000	3,313,232
Northland Power Income Fund (CAD)	244,900	3,111,571

		8,283,424

Oil and Gas Royalty Trusts — 18.0%(1)
ARC Energy Trust (CAD)	196,600	5,044,001
Canadian Oil Sands Trust (CAD)	141,500	4,562,029
Crescent Point Energy Trust (CAD)	219,500	4,439,438
Enerplus Resources Fund (CAD)	10,000	563,073
Focus Energy Trust (CAD)	126,400	2,686,187
Progress Energy Trust (CAD)	247,700	3,858,010

		21,152,738

Natural Gas Gathering/Processing — 22.0%(1)
AltaGas Income Trust (CAD)	468,500	12,721,960
Keyera Facilities Income Fund (CAD)	686,700	13,059,212

		25,781,172

Natural Gas/Natural Gas Liquid Pipelines — 15.5%(1)
Duke Energy Income Fund (CAD)	1,109,350	12,241,034
Enbridge Income Fund (CAD)	489,700	5,910,556

		18,151,590

Total Canadian Trusts (Cost $81,361,593)		86,637,814

Common Stock — 1.9%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.6%(1)
Enbridge, Inc.	5,900	186,440
Kinder Morgan, Inc.	2,000	200,960
TransCanada Corp.	8,300	254,727

		642,127

Shipping — 1.3%(1)
Seaspan Corp.	74,600	1,557,648

Total Common Stock (Cost $2,182,039)		2,199,775

10	Tortoise North American Energy Corp.

Schedule of Investments  (Unaudited)
(Continued)
	May 31, 2006

	Shares	Value

Master Limited Partnerships and Related Companies — 54.0%(1)
Crude/Refined Products Pipeline — 37.7%(1)
Enbridge Energy Management, L.L.C.(2) (6)	197,495	$8,377,746
Enbridge Energy Partners, L.P.	79,700	3,468,544
Kinder Morgan Management, L.L.C.(2) (6)	312,905	13,602,002
Magellan Midstream Partners, L.P.	179,500	6,217,880
Pacific Energy Partners, L.P.	108,300	3,389,790
Plains All American Pipeline, L.P.	78,300	3,797,550
Plains All American Pipeline, L.P.(4) (5)	32,985	1,535,782
TEPPCO Partners, L.P.	80,050	3,013,082
Valero, L.P.	16,500	849,420

		44,251,796

Natural Gas Gathering/Processing — 6.9%(1)
Energy Transfer Partners, L.P.	134,600	6,089,304
Regency Energy Partners, L.P.	91,100	2,031,530

		8,120,834

Natural Gas/Natural Gas Liquid Pipelines — 8.8%(1)
Enterprise Products Partners, L.P.	267,210	6,733,692
ONEOK Partners, L.P.	71,000	3,528,700

		10,262,392

Propane Distribution — 0.6%(1)
Inergy, L.P.	25,865	684,129

Total Master Limited Partnerships and Related Companies (Cost $59,784,923)		63,319,151

	Principal Amount
Corporate Bonds — 9.7%(1)
Crude/Refined Products Pipeline — 6.3%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	$7,300,000	7,409,500

Electric Generation/Services — 1.7%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	1,000,000
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	1,001,250

		2,001,250

Natural Gas Gathering/Processing — 1.7%(1)
Targa Resources, Inc., 8.50%, 11/1/2013(4)	2,000,000	1,980,000

Total Corporate Bonds (Cost $11,425,152)		11,390,750

2006 Semi-Annual	11

Schedule of Investments  (Unaudited)
(Continued)
	May 31, 2006

	Shares	Value

Short-Term Investments — 0.1%(1)
Evergreen Institutional Money Market Fund, 5.00%(3)	158,478	$158,478
Fidelity Institutional Cash Fund (CAD), 3.62%(3)	204	185

Total Short-Term Investments (Cost $158,661)		158,663

Total Investments — 139.5%(1)
(Cost $154,912,368)		163,706,153
Auction Rate Senior Notes — (34.1%)(1)		(40,000,000)
Interest Rate Swap Contracts — 0.4%(1)
$40,000,000 notional — Unrealized Appreciation, Net(7)		476,654
Forward Foreign Currency Contracts — (0.7)%(1)
CAD Currency Contracts — Unrealized Depreciation(8)		(802,239)
Liabilities in Excess of Cash and Other Assets — (5.1%)(1)		(6,047,691)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$117,332,877

CAD — Canadian Dollar
(1)	Calculated as a percentage of net assets.
(2)	Security distributions are paid in kind.
(3)	Rate reported is the 7-day effective yield as of May 31, 2006.
(4)	These securities are deemed to be restricted; see Note 8 for further disclosure.
(5)	Fair valued security represents a total market value of $1,535,782 which represents 1.3% of net assets.
(6)	Related companies of master limited partnerships.
(7)	See Note 11 for further disclosure.
(8)	See Note 12 for further disclosure.
See Accompanying Notes to the Financial Statements.
12	Tortoise North American Energy Corp.

Statement of Assets & Liabilities  (Unaudited)
May 31, 2006
Assets
Investments at value (cost $154,912,368)	$163,706,153
Cash	1,522,172
Foreign currency at value (cost $391,454)	391,172
Receivable for Adviser reimbursement	65,966
Interest and dividend receivable	581,603
Unrealized appreciation on interest rate swap contracts	476,654
Prepaid expenses and other assets	742,471

Total assets	167,486,191

Liabilities
Short-term borrowings	6,650,000
Dividend payable on common shares	1,522,171
Unrealized depreciation on forward foreign currency contracts	802,239
Payable for investment securities purchased	629,818
Accrued expenses and other liabilities	284,610
Payable to Adviser	263,864
Current tax liability	612
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000

Total liabilities	50,153,314

Net assets applicable to common stockholders	$117,332,877

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in-capital	109,082,427
Distributions in excess of net investment income	(1,204,405)
Accumulated net realized gain on investments, foreign currency transactions and interest rate swap contracts	979,814
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation of of other assets and liabilities denominated in foreign currency	8,470,428

Net assets applicable to common stockholders	$117,332,877

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$25.44

See Accompanying Notes to the Financial Statements.
2006 Semi-Annual	13

Statement of Operations  (Unaudited)
Period from December 1, 2005 through May 31, 2006
Investment Income
Distributions received from master limited partnerships	$1,129,895
Less return of capital on distributions	(983,913)

Distribution income from master limited partnerships	145,982
Distribution income from Canadian trusts	2,202,081
Dividends from common stock	26,988
Interest income	609,786
Dividends from money market mutual funds	83,292
Foreign tax withheld	(332,924)

Total Investment Income	2,735,205

Expenses
Advisory fees	662,438
Professional fees	100,820
Organizational fees	56,905
Administration fees	49,863
Reports to stockholders	48,420
Directors' fees	44,232
Registration fees	22,645
Custodian fees and expenses	13,712
Stock transfer agent fees	6,581
Other expenses	22,063

Total Expenses before Interest Expense and Auction Agent Fees	1,027,679
Interest expense	498,115
Auction agent fees	10,781

Total Interest Expense and Auction Agent Fees	508,896

Total Expenses	1,536,575

Less expense reimbursement by Adviser	(165,609)

Net Expenses	1,370,966

Net Investment Income, before current tax expense	1,364,239
Current tax expense	(12,612)

Net Investment Income	1,351,627

14	Tortoise North American Energy Corp.

Statement of Operations  (Unaudited)
(Continued)
Period from December 1, 2005 through May 31, 2006
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on investments	$1,035,729
Net realized loss on foreign currency transactions	(7,333)
Net realized loss on interest rate swap settlements	(48,307)

Net realized gain on investments, foreign currency transactions and interest rate swap settlements	980,089
Net unrealized appreciation of investments	7,601,913
Net unrealized depreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	(800,168)
Net unrealized appreciation of interest rate swap contracts	476,654

Net unrealized gains	7,278,399

Net Realized and Unrealized Gain	8,258,488

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$9,610,115

2006 Semi-Annual	15

Statement of Changes in Net Assets
	Period from December 1, 2005 through May 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Operations
Net investment income	$1,351,627	$92,354
Net realized gain on investments, foreign currency transactions and interest rate swap settlements	980,089	72,796
Net unrealized appreciation of investments	7,601,913	1,191,872
Net unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	(800,168)	157
Net unrealized appreciation of interest rate swap contracts	476,654	—

Net increase in net assets applicable to common stockholders resulting from operations	9,610,115	1,357,179

Dividends and Distributions to Common Stockholders
Net investment income	(2,721,457)	—

Total dividends to common stockholders	(2,721,457)	—

Capital Stock Transactions
Proceeds from initial public offering of 4,600,000 common shares	—	115,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(7,187)	(6,050,600)

Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	(7,187)	108,949,400

Total increase in net assets applicable to common stockholders	6,881,471	110,306,579
Net Assets
Beginning of period	110,451,406	144,827

End of period	$117,332,877	$110,451,406

Accumulated net investment income (loss), at end of period	$(1,204,405)	$165,425

(1)	Commencement of operations.
See Accompanying Notes to the Financial Statements.
16	Tortoise North American Energy Corp.

Statement of Cash Flows  (Unaudited)
Period from December 1, 2005 through May 31, 2006
Cash Flows from Operating Activities
Purchases of long-term investments	$(123,137,506)
Proceeds from sale or maturity of short-term investments, net	77,204,470
Distributions, dividends and interest received	3,075,504
Proceeds from sale of foreign currency, net	1,245,545
Payments for interest rate swap settlements	(7,333)
Interest expense	(481,987)
Income taxes paid	(12,000)
Operating expenses	(766,009)

Net cash used in operating activities	(42,879,316)

Cash Flows from Financing Activities
Common stock issuance costs	(458,435)
Dividend paid on common shares	(1,199,286)
Advances from line of credit	52,150,000
Payments made on line of credit	(45,500,000)
Issuance of auction rate senior notes payable	40,000,000
Debt issuance costs	(542,202)

Net cash provided by financing activities	44,450,077

Net increase in cash	1,570,761
Effect of exchange rate losses on cash	(48,589)
Cash — beginning of period	—

Cash — end of period	$1,522,172

2006 Semi-Annual	17

Statement of Cash Flows  (Unaudited)
(Continued)
Period from December 1, 2005 through May 31, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$9,610,115
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchase of long-term investments	(118,062,035)
Return of capital on distributions received	983,913
Proceeds from sale or maturity of short-term investments, net	112,018,875
Net unrealized appreciation of investments and interest rate swap contracts	(8,078,567)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities denominated in foreign currency	800,168
Net realized gain from sales and maturities of foreign debt obligations	(987,420)
Accretion of discounts on investments, net	(215,657)
Changes in operating assets and liabilities:
Decrease in foreign currency	1,245,545
Decrease in payable for securities purchased	(39,799,022)
Increase in interest and dividend receivable	(520,766)
Increase in current tax liability	612
Increase in prepaid expenses and other assets	(46,433)
Increase in payable to Adviser, net of reimbursement	128,318
Increase in accrued expenses and other liabilities	43,038

Total adjustments	(52,489,431)

Net cash used in operating activities	$(42,879,316)

See Accompanying Notes to the Financial Statements.
18	Tortoise North American Energy Corp.

Financial Highlights
	Period from December 1, 2005 through May 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$23.95	$—
Public Offering Price	—	25.00
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(1.31)
Income from Investment Operations:
Net investment income	0.29	0.02
Net realized and unrealized gain on investments	1.79	0.24

Total increase from investment operations	2.08	0.26

Less Dividends to Common Stockholders:
Net investment income	(0.59)	—

Total dividends to common stockholders	(0.59)	—

Net Asset Value, end of period	$25.44	$23.95

Per common share market value, end of period	$21.90	$25.00
Total Investment Return Based on Market Value(3)	(10.06)%	0.00%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$117,333	$110,451
Ratio of expenses (including current income tax expense) to average net assets before waiver (4)(5)	2.74%	2.02%
Ratio of expenses (including current income tax expense) to average net assets after waiver (4)(5)	2.45%	1.77%
Ratio of expenses (excluding current income tax expense) to average net assets before waiver (4)	2.71%	2.02%
Ratio of expenses (excluding current income tax expense) to average net assets after waiver (4)	2.42%	1.77%
Ratio of net investment income (including current income tax expense) to average net assets before waiver (4)(5)	2.10%	0.75%
Ratio of net investment income (including current income tax expense) to average net assets after waiver (4)(5)	2.39%	1.00%
Ratio of net investment income (excluding current income tax expense) to average net assets before waiver (4)	2.12%	0.75%
2006 Semi-Annual	19

Financial Highlights
(Continued)
	Period from December 1, 2005 through May 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Ratio of net investment income (excluding current income tax expense) to average net assets after waiver(4)	2.41%	1.00%
Portfolio turnover rate	0.00%	0.00%
Total short-term borrowings, end of period (000’s)	$6,650	—
Total Auction Rate Senior Notes, end of period (000’s)	$40,000	—
Per common share amount of short-term borrowing outstanding at end of period	$1.44	—
Per common share amount of net assets, excluding short-term borrowing, outstanding at end of period	$26.88	—
Per common share amount of auction rate senior notes outstanding at end of period	$8.67	—
Per common share amount of net assets, excluding auction rate senior notes, outstanding at end of period	$34.11	—
Asset coverage ratio per $1,000 of short-term borrowings	$18,644	—
Asset coverage ratio of short-term borrowings(6)	1,864%	—
Asset coverage ratio per $1,000 of principal amount of auction rate senior notes	$3,933	—
Asset coverage ratio of auction rate senior notes(7)	393%	—
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized.The total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported.
(4)	Annualized for periods less than one full year.
(5)	These ratios include the impact of current income taxes accrued of $12,612 and $0 for the periods from December 1, 2005 through May 31, 2006 and October 31, 2005 through November 30, 2005, respectively.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes at the end of the period divided by auction rate senior notes outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
20	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
May 31, 2006
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
2006 Semi-Annual	21

Notes to Financial Statements  (Unaudited)
(Continued)
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
G. Dividends to Stockholders
Dividends to stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.
22	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company will generally be required to pay a 15 percent Canadian withholding tax with respect to dividend distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits are subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs, which amounted to $882,787 related to the issuance of common stock, were charged as a reduction of additional paid-in-capital when the shares were issued. Organizational costs, which amounted to $213,430, were expensed as incurred. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series A issued in April 2006, was $269,000.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2006 Semi-Annual	23

Notes to Financial Statements  (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of May 31, 2006, the market value of investments in Canadian and United States securities were $86,637,999 (74 percent of net assets) and $77,068,154 (66 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through October 31, 2006, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company’s average monthly Managed Assets.
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
Wachovia Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian assets.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
5. Income Taxes
It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements, however, the Company has appropriately accrued for foreign taxes on foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
24	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$215,324
Post-October losses	(275)
Unrealized appreciation	1,142,130

Distributable Earnings	$1,357,179

Post-October losses represent losses realized on investment transactions from November 1, 2005 through November 30, 2005 that, in accordance with federal income tax regulations, the Company may elect to defer and treat as having arisen in the following year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2005.
6. Investment Transactions
For the period ended May 31, 2006, the Company purchased (at cost) securities in the amount of $118,062,035 and sold no securities (excluding short-term and government securities).
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at May 31, 2006. There were no transactions in common shares for the period ended May 31, 2006.
8. Restricted Securities
Certain of the Company’s investments are restricted. The table below shows the number of units held or principal amount, acquisition date, acquisition cost and percent of net assets which the securities comprise.
Company	Security	Number of Units Held or Principal Amount	Acquisition Dates	Acquisition Cost	Value Per Unit	Percent of Net Assets

Plains All American Pipeline, L.P.	Common Units	32,985	3/22/06-4/19/06	$1,401,176	$46.56	1.3%
SemGroup, L.P.	Corporate Bond	$7,300,000	11/04/05-2/21/06	7,370,290	N/A	6.3%
Targa Resources, Inc.	Corporate Bond	2,000,000	11/09/05-1/05/06	2,057,500	N/A	1.7%

				$10,828,966		9.3%

9. Short-Term Borrowings
On April 4, 2006, the Company entered into a $20 million revolving credit facility, maturing June 1, 2006, with U.S. Bank, N.A. The agreement has been amended to extend the maturity date to August 15, 2006. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was $4,322,093, with an average interest rate of 5.72 percent. As of May 31, 2006, the Company had $6,650,000 outstanding on the credit facility at an interest rate of 5.77 percent
2006 Semi-Annual	25

Notes to Financial Statements  (Unaudited)
(Continued)
10. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate for Series A as of May 31, 2006 was 5.28 percent. The weighted average interest rate for Series A for the period ended May 31, 2006 was 5.05 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2006, were as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation

U.S. Bank, N.A	03/10/16	$10,000,000	5.205%	1 Month U.S. Dollar LIBOR	$248,209
U.S. Bank, N.A.*	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	109,273
U.S. Bank, N.A.*	04/17/10	20,000,000	5.150%	1 Month U.S. Dollar LIBOR	119,172

		$40,000,000			$476,654

*	The contracts for $10 million and $20 million notional amounts commence settlement on 1/2/2007 and 4/17/2007, respectively.
26	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
12. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect expected future dividends against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of May 31, 2006 were as follows:
Maturity Date	Currency To Receive	Currency To Deliver	Unrealized Depreciation

08/21/06	USD 994,695	CAD 1,125,000	$(28,733)
11/21/06	USD 994,695	CAD 1,125,000	(30,842)
02/21/07	USD 994,695	CAD 1,125,000	(33,003)
05/18/07	USD 994,695	CAD 1,125,000	(34,791)
08/21/07	USD 994,695	CAD 1,125,000	(36,328)
11/21/07	USD 994,695	CAD 1,125,000	(37,850)
02/21/08	USD 994,695	CAD 1,125,000	(39,344)
05/21/08	USD 994,695	CAD 1,125,000	(40,735)
08/21/08	USD 994,695	CAD 1,125,000	(41,918)
11/21/08	USD 994,695	CAD 1,125,000	(43,080)
02/20/09	USD 994,695	CAD 1,125,000	(44,227)
05/21/09	USD 994,695	CAD 1,125,000	(45,276)
08/21/09	USD 994,695	CAD 1,125,000	(46,465)
11/20/09	USD 994,695	CAD 1,125,000	(47,556)
02/19/10	USD 994,695	CAD 1,125,000	(48,631)
05/21/10	USD 994,695	CAD 1,125,000	(49,688)
08/20/10	USD 994,695	CAD 1,125,000	(50,484)
11/19/10	USD 994,695	CAD 1,125,000	(51,267)
02/21/11	USD 994,695	CAD 1,125,000	(52,021)

			$(802,239)

CAD - Canadian Dollar
USD - U.S. Dollar
13. Subsequent Events
On June 1, 2006, the Company paid a dividend in the amount of $0.33 per share, for a total of $1,522,171. Of this total, the dividend reinvestment amounted to $252,118.
In July 2006, the Company issued $15 million Money Market Preferred Shares and retired the credit facility described in Note 9.
2006 Semi-Annual	27

Additional Information  (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (800) 919-0315; and (ii) on the SEC’s Web site at www.sec.gov. Information regarding how the Company voted proxies for the period from commencement of operations through June 30, 2006 will be available no later than August 31, 2006.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 919-0315 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Privacy Policy
In order to conduct business, the Company collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about the stockholder whose balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect you personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
28	Tortoise North American Energy Corp.

Office of the Company and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors
of Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent	ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
Wachovia Bank, NA
123 South Broad St., PA4942
Philadelphia, Pa. 19109

TRANSFER, DIVIDEND DISBURSING AND REINVESTMENT AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(800) 919-0315
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.
Tortoise Capital Advisor's Family of Funds
Name	Ticker/Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 5/31/06 ($ in millions)

Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$ 167
Tortoise Energy	TYG Feb. 2005	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$ 759
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More Concentrated, More Direct Placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$ 607

“...Steady Wins™"

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual report.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual report.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not yet applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date of this report, Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is (i) appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report and (ii) recorded, processed, summarized and reported in a timely manner.
(b) There have been no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual reports.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(a)(3) None
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise North American Energy Corporation
By (Signature and Title)*	/s/ David J. Schulte
David J. Schulte President and Chief Executive Officer
Date: 7/31/06
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*	/s/ David J. Schulte
David J. Schulte President and Chief Executive Officer
Date: 7/31/06

By (Signature and Title)*	/s/ Terry Matlack
Terry C. Matlack Chief Financial Officer
Date: 7/31/06
* Print the name and title of each signing officer under his or her signature.